EXHIBIT 31.1
                            Rule 13a-14(a)/15d-14(a)
                    Certification of Chief Executive Officer

I, Gary W. Havener, certify that:

   1.    I have reviewed this quarterly report on Form 10-QSB of PHAZAR CORP;

   2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statement were made, not misleading with respect to the period covered by this quarterly report;

   3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of PHAZAR CORP as of, and for, the periods presented in this quarterly report;

   4. PHAZAR CORP's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for PHAZAR CORP and have:

             a) designed such disclosure controls and  procedures to ensure that material information relating to PHAZAR CORP, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

             b) evaluated the effectiveness of PHAZAR CORP's disclosure controls and procedures as of a date within 90 days prior to the filing of this quarterly report (the "Evaluation Date"); and

             c) presented  in  this quarterly  report our conclusions  about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

    5. PHAZAR CORP's other certifying officers and I have disclosed, based on our most recent evaluation, to PHAZAR CORP's auditors and the audit committee of PHAZAR CORP's board of directors (or persons performing the equivalent functions):

              a) all  significant  deficiencies  in  the  design or operation of internal controls, which could adversely affect PHAZAR CORP's ability to record, process, summarize and report financial data and have identified for PHAZAR CORP's auditors and material weaknesses in internal controls; and

              b) any fraud, whether or not material, that involves management or other employees who have a significant role in PHAZAR CORP's internal controls; and




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    6.   PHAZAR CORP's other  certifying  officers and I have  indicated in this quarterly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation,
         including   any   corrective   actions   with  regard  to   significant
         deficiencies and material weaknesses.



                                   PHAZAR CORP

                                   /s/ Gary W. Havener
                                   --------------------------
Date:  September 26, 2003          Gary W. Havener, President
                                   and Principal Executive Officer










































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